AMENDMENT NO. 1
TO
FIRST AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER

This AMENDMENT NO. 1 to FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT and LIMITED WAIVER (this “Amendment”) is entered into as of March 18, 2015 and is made by and among SILICON VALLEY BANK, a California corporation (“Bank”), IKANOS COMMUNICATIONS, INC., a Delaware corporation (“Ikanos US”) and IKANOS COMMUNICATIONS (SINGAPORE) PRIVATE LIMITED, (registration no. 200702041W), a company incorporated under the laws of Singapore and a wholly-owned Subsidiary of Ikanos US (“Ikanos Singapore,” and together with Ikanos US, the “Borrowers”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement (as defined below).
RECITALS

A.
Bank and Borrowers have entered into that certain First Amended and Restated Loan and Security Agreement dated as of October 7, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.
Borrower notified Bank in December 2014 that it anticipated it would likely fail to comply with the covenant set forth in Section 6.7(a) (Adjusted Quick Ratio) of the Loan Agreement for the month ending January 25, 2015 (the “January 2015 AQR Covenant”) and, prior to actual violation of the covenant, Bank agreed to prospectively waive Borrowers’ compliance with the January 2015 AQR Covenant and amend certain other terms of the Loan Agreement, all upon the terms and conditions more fully set forth herein.

C.
Subject to the representations and warranties and covenants of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to amend the Loan and provide a waiver with respect to the January 2015 AQR Covenant, all upon the terms and conditions more fully set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    LIMITED WAIVER. Borrowers acknowledge and agree that they failed to comply with the January 2015 AQR Covenant and subject to the terms of Section 6 hereof, Bank hereby waives the January 2015 AQR Covenant.
2.    AMENDMENTS TO LOAN AGREEMENT
2.1    Section 2.5 (Payments; Application of Payments). Subsection (b) of Section 2.5 of the Loan Agreement is amended and restated in its entirety as follows:
“Application of Payments. All payments with respect to the Obligations may be applied in such order and manner as Bank shall determine in its sole discretion; provided that with respect to cash collections deposited by Borrower in accordance with Section 6.3(c), such cash collections shall be applied daily against Borrower’s obligations. Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement.”

3.    LIMITATION.
3.1    The waiver and amendments set forth in Sections 1 and 2 hereof are effective only for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.
4.    REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents;
4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Documents have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
4.8    As of the date hereof, Borrower has no defenses against the obligation to pay any of the amounts constituting all or a part of Borrower’s Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.
5.    COUNTERPARTS. This Amendment may be executed originally, by facsimile or by other means of electronic transmission, and may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.    EFFECTIVENESS. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) payment by Borrowers of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment; and (c) payment by Borrowers of a waiver fee of $5,000.
7.    INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof.
8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAW. Borrowers and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

IKANOS COMMUNICATIONS, INC.,
a Delaware corporation
By:        /s/ DENNIS ANTHONY BENCALA
    Name: Dennis Anthony Bencala
    Title: Chief Financial Officer and Vice
President of Finance
IKANOS COMMUNICATIONS SINGAPORE PRIVATE LIMITED (registration no. 200702041W), a company incorporated under the laws of Singapore
By:        /s/ DENNIS ANTHONY BENCALA
    Name: Dennis Anthony Bencala
    Title: Chief Financial Officer and Vice
President of Finance

[Signature Page to Amendment No. 1
to First A&R LSA]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
SILICON VALLEY BANK,
a California banking corporation
By:        /s/ DREW BEITO
    Name: Drew Beito
    Title: Vice President

[Signature Page to Amendment No. 1
to First A&R LSA]